UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report (Date of earliest event reported): May 17, 2010

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

200-168 Konrad Crescent
Markham, Ontario, Canada L3R 9T9
(Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions (see General Instruction A.2).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b)).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On May 17, 2010, Marcel Urbanc resigned as Chief Financial Officer of AlphaRx Inc. (“AlphaRx” or the “Company”). As disclosed in the Company’s Press Release dated April 29, 2010. Mr. Urbanc will serve as Chief Financial Officer of Pacific Orient Capital Inc.

(c) Effective May 17, 2010, the Board of Directors of the Company appointed Michael Lee to the additional position of Chief Financial Officer of the Company. Mr. Lee, age 47, is President and Chief Executive Officer (since inception) of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 18, 2010

/S/ Michael Lee
Michael M. Lee, President & CEO